LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage, Rodney W. Trovinger and Michael J. White, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1993, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this
   13th    day of April, 1994.



     FRANS J. AFMAN
     Frans J. Afman
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage, Rodney W. Trovinger and Michael J. White, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1993, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this
   12th    day of April, 1994.



     R. TIMOTHY O'DONNELL
     R. Timothy O'Donnell
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage, Rodney W. Trovinger and Michael J. White, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1993, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this
   12th    day of April, 1994.



     ANTHONY J. SCOTTI
     Anthony J. Scotti
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage, Rodney W. Trovinger and Michael J. White, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1993, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this
   12th    day of April, 1994.



     ROGER R. SMITH
     Roger R. Smith
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage, Rodney W. Trovinger and Michael J. White, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1993, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this
   11th    day of April, 1994.



     RODNEY W. TROVINGER
     Rodney W. Trovinger
     Chief Financial Officer

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage, Rodney W. Trovinger and Michael J. White, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1993, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this
   12th    day of April, 1994.



     DAVID A. MOUNT
     David A. Mount
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage, Rodney W. Trovinger and Michael J. White, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1993, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this
    9th    day of April, 1994.



     LYNWOOD SPINKS
     Lynwood Spinks
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage, Rodney W. Trovinger and Michael J. White, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1993, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this
    12th    day of April, 1994.



     MASAO NOMURA
     Masao Nomura
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage, Rodney W. Trovinger and Michael J. White, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1993, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this
   11th    day of April, 1994.



     RONALD B. CUSHEY
     Ronald B. Cushey
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage, Rodney W. Trovinger and Michael J. White, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1993, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this
   11th    day of April, 1994.



     JAY BURNHAM
     Jay Burnham
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage, Rodney W. Trovinger and Michael J. White, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1993, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this
   9th    day of April, 1994.



     JONATHAN D. LLOYD
     Jonathan D. Lloyd
     Director

                          LIVE ENTERTAINMENT INC.

                         Certificate of Secretary


     I, Michael J. White, Secretary of LIVE ENTERTAINMENT INC., a Delaware corporation (the "Company"), do hereby certify that attached hereto as Exhibit A is a true and correct copy of resolutions adopted by the Board of Directors of the Company on March 3, 1994, and that such resolutions have not been amended, modified or revoked and are in full force and effect on the date hereof.

     IN WITNESS WHEREOF, I have signed this Certificate on the 5th day of April, 1994.


                                   MICHAEL J. WHITE
                                   Michael J. White
                                   Secretary

     I, Roger A. Burlage, President and Chief Executive Officer of the Company, do hereby certify that Michael J. White has been duly elected (or appointed) and is duly qualified as, and on this day is, Secretary of the Company, and the signature above is his genuine signature.

     IN WITNESS WHEREOF, I have signed this Certificate on the 5th day of April, 1994.


                                   ROGER A. BURLAGE
                                   Roger A. Burlage
                                   President and Chief Executive Officer

                                 EXHIBIT A

          .    .    .

          RESOLVED, that Michael J. White, Rodney W. Trovinger and Roger A. Burlage, and each of them severally, are hereby appointed as attorneys with the power to execute the Corporation's Annual Report on Form 10-K for the Corporation's fiscal year ended December 31, 1993 ("Fiscal 1993") on behalf of such directors and officers of the Corporation who approve such appointment in their individual cases by the execution of appropriate powers of attorney.

          AND FURTHER RESOLVED, that Michael J. White, Rodney W.
          Trovinger and Roger A. Burlage, and each of them severally, shall have the authority to execute, on behalf of the Corporation, the Corporation's Annual Report on Form 10-K for Fiscal 1993.

          .    .    .